1 August 5, 2026 2026 Second Quarter Financial Results Our Mission: Protect and Save Lives

2 Safe Harbor Statement/Trademarks 2 This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical fact, including statements regarding the future performance of the Company or any of our businesses, our business strategy, future operations, future financial position, future revenues and earnings, our ability to achieve the objectives of our restructuring initiatives, acquisitions and divestitures, including our future results, projected costs, prospects, plans and objectives of management, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “confident,” “commit,” “forecast,” “future,” “outlook,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. These forward-looking statements are based on our current intentions, beliefs, assumptions and expectations regarding future events based on information that is currently available. You should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement contained herein. Any such forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including, among others, the availability of USG funding for contracts related to procurement of our medical countermeasures (“MCM”) products, including CYFENDUS® (Anthrax Vaccine Adsorbed (AVA) Adjuvanted), previously known as AV7909, ACAM2000® (Smallpox and Mpox (Vaccinia) Vaccine, Live), CNJ-016® (Vaccinia Immune Globulin Intravenous (Human) (VIGIV)), BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F,G)-(Equine)), BioThrax® (Anthrax Vaccine Adsorbed) Ebanga® (ansuvimab-zykl) and/or TEMBEXA® (brincidofovir) among others, as well as contracts related to development of medical countermeasures; our ability to meet our commitments to quality and compliance in all of our manufacturing operations; our ability to negotiate additional USG procurement or follow-on contracts for our MCM products that have expired or will be expiring; the commercial availability and impact of a generic and competitive marketplace on future sales of NARCAN® (naloxone HCL) Nasal Spray, over-the-counter NARCAN® Nasal Spray and KLOXXADO® Nasal Spray; our ability to perform under our contracts with the USG, including the timing of and specifications relating to deliveries; the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; our ability to collect reimbursement for raw materials and payment of service fees from our Bioservices customers; the results of pending government investigations and their potential impact on our business; our ability to satisfy the conditions of our litigation settlement agreements, and the potential impact of such agreements, including the funds to resolve related litigation, on our business; our ability to comply with the operating and financial covenants required by (i)our term loan facility under the Credit Agreement, dated April 16, 2026, by and among the Company, the lenders from time to time party thereto, and OrbiMed Royalty & Credit Opportunities V, LP, as administrative agent,, (ii) our revolving credit facility under a credit agreement, dated September 30, 2024, among the Company, certain subsidiary borrowers, the lenders from time to time party thereto and Wells Fargo, National Association, as Agent, and (iii) our 3.875% Senior Unsecured Notes due 2028; our ability to maintain adequate internal control over financial reporting and to prepare accurate financial statements in a timely manner; our ability to maintain sufficient cash flow from our operations to pay our substantial debt, both now and in the future; our ability to invest in our business operations as a result of our current indebtedness; the impact of our share and debt repurchase programs; the procurement of our product candidates by USG entities under regulatory authorities that permit government procurement of certain medical products prior to FDA marketing authorization, and corresponding procurement by government entities outside the United States; the success of our commercialization, marketing and manufacturing capabilities and strategy; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria; our ability to attract and retain qualified personnel; our ability to adequately secure and protect our intellectual property rights; the impact of cybersecurity incidents, including the risks from the unauthorized access, interruption, failure or compromise of our information systems or those of our business partners, collaborators or other third parties; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and need for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ materially from our expectations in any forward-looking statement. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any forward-looking statements. Readers should consider this cautionary statement, as well as the risks identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements. Trademarks: Emergent®, BioThrax®, BaciThrax®, BAT®, Trobigard®, ANTHRASIL®, CNJ-016®, ACAM2000®, NARCAN®, CYFENDUS®, TEMBEXA® and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners, including KLOXXADO®, which is a registered trademark of Hikma Pharmaceuticals USA Inc.

3 Today’s Agenda Joe Papa President and CEO Rich Lindahl EVP, Chief Financial Officer Joe Papa President and CEO Multi-Year Transformation Plan Update Q2 2026 Business Performance & Key Highlights Q2 2026 Financial Results & Full-Year Guidance 2026 Growth Catalysts Q&A Session TopicPresenter

4 Multi-Year Transformation Plan Update Joe Papa President and Chief Executive Officer

# EBS: The Most Diverse Biodefense/MCM and Naloxone Products Globally[1]

- 25+ years of experience developing and manufacturing protections against critical public health threats
- Vast experience working with the U.S. and allied governments to meet some of their most significant preparedness needs
- Continued investment in biodefense/MCM capabilities to remain ready to fulfill the needs of the U.S. in protecting the public and the warfighter
- Broad naloxone portfolio with differentiated offerings, proprietary distribution network; over 10 years of trusted brand leadership with NARCAN® Nasal Spray



Product Portfolio
Smallpox
• ACAM2000®
• TEMBEXA®
• CNJ-016® (VIGIV)
Mpox
• ACAM2000®
Anthrax
• ANTHRASIL®
• BioThrax®
• CYFENDUS®
• raxibacumab
Botulism
• BAT®
Opioid Overdose Emergency
• NARCAN® Nasal Spray 4 mg
• KLOXXADO® Nasal Spray 8 mg
Ebola
• Ebanga®

1. Supporting data is on file with the company.
*Ebanga® is a trademark of RIDGEBACK BIOTHERAPEUTICS L.P.
**KLOXXADO® is a registered trademark of Hikma Pharmaceuticals USA Inc.
Learn more about Emergent products and access prescribing information here: https://www.emergentbiosolutions.com/products-services/our-products/

5

6 Transformation Goals Our Multi-Year Transformation Plan Turnaround Priorities The leader in solving public health threats for communities around the world Continued commitment to prioritizing patient safety, quality and compliance • Focus on segment revenue growth and improved operating performance • Invest in internal R&D advancement and international market expansion • Identify growth opportunities aligned with internal capabilities • Continue activities to improve balance sheet & credit ratings • Create long-term and sustainable value for shareholders • Advance strategic transformation for long-term growth and profitability • Build synergistic verticals to further leverage EBS infrastructure

7 Naloxone Business Update Intensifying competition across EBS naloxone business: Since OTC FDA approval in 2023, EBS has maintained its leadership position and adapted to an evolving landscape. EBS must address new financial pressures as a result of these market dynamics today to deliver meaningful value for patients while creating long-term shareholder value. Addition of new naloxone agents; most recently, new 4 mg OTC and 10 mg prescription entrants and generic options More aggressive pricing leading to erosion across the sector Continued progress on reducing overdose deaths; overall market is trending lower than expected Despite these headwinds, EBS leadership continues to innovate with new opportunities, e.g. line extensions/new configurations to broaden access for customers and patients, which is still critical to help save lives across the U.S. and Canada.

8 Restructuring Operations & Implementing Greater Efficiencies to Help Prepare for the Future New Restructuring Efforts Address Business Challenges: • Reorganization expected to yield annualized savings of ~$40M • Significant cost/expense reductions • Reduction in workforce (90 roles) and vacant roles • Streamlining for greater efficiency: • Closure of two laboratories in Maryland • Sale of unutilized Maryland office building for ~$6 million • Exit of Maryland warehouse lease • Creation of a new Growth organization that integrates the capabilities of R&D, Business Development, Strategy into one function Restructuring across all functions to improve the overall cost structure, remain efficient and nimble and align resourcing to the current needs of the organization

9 2026 Business Performance & Key Highlights Joe Papa President and Chief Executive Officer 9

EMERGENT

# Strong Q2 2026 Performance Results

## Strong Financial Performance

- ✓ **FY 2026 Q2 Revenues of $234M - exceeded high end of guidance range - ahead of internal expectations**
- ✓ **2026 YTD Revenue $390M - continued strong execution with acceleration of MCM deliveries in Q2 through on-going collaborative partnership with USG**
- ✓ **FY Q2 2026 Adjusted EBITDA[1] $97M, 41% margin[1]; YTD 2026 Adjusted EBITDA[1] $132M, 34% margin[1]**
- ✓ **Sustained strong cash balance of $140M, and $145M of cash collected through July from $190M AR balance**
  - Strong operating cash flow partially offset by ~$50M Ebanga® investment milestone payment in Q2
  - Sufficient cash and liquidity to focus on growth initiatives
  - Continued focus on debt optimization and returning value to shareholders through share repurchases
- ✓ **Continued capital management to create long-term value**
  - Refinanced Prior Term Loan to extend maturity to 2031, improved operational flexibility & lower interest rate
  - Amended the Revolver to $50M, extended maturity to 2031, and added a Delayed Draw Term Loan ("DDTL") committed capacity for $75M

## Business Results & Key Initiatives

- ✓ **Solid MCM performance driven by accelerated contract awards and product deliveries**
  - 6 contract awards and product orders received
  - International MCM sales represent 20% of total H1 MCM revenues
  - Continued engagement with U.S. and allied governments
- ✓ **Maintained market share position across naloxone category**
  - New OTC NARCAN® Nasal Spray Carrying Case and Multipack launches
  - Leadership initiatives, National Naloxone Awareness Day sponsor
- ✓ **Advanced strategic growth initiatives/activities**
  - Secured manufacturing agreement and distribution opportunity with the U.S. government (future), following U.S. FDA approval, with Substipharm for Japanese Encephalitis vaccine
  - New multi-year manufacturing agreement with SAB Biotherapeutics advance type 1 diabetes candidate, SAB-142
- ✓ **Progressed critical R&D and regulatory activities**
  - Responding to Ebola with pan-Ebola therapeutic program
  - Received Saudi Food and Drug Authority Approval for ACAM2000®
  - Received Singapore Health Sciences Authority approval to expand indication of ACAM2000® to include mpox

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1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures.

11 MCM Business: Ongoing Engagement with U.S. and International Governments on Biodefense Preparedness Biodefense preparedness is critical against biological threats in an evolving global security environment Current outbreak of Ebola in the Democratic Republic of the Congo caused by the Bundibugyo virus, a type of Ebola virus. This outbreak is spreading substantially faster than previous Ebola outbreaks and is now the third largest Ebola outbreak on record.1 1. U.S. Centers for Disease Control and Prevention, Ebola Current Situation, https://www.cdc.gov/ebola/situation-summary/index.html, accessed July 28, 2026. 2. Office of the Director of National Intelligence, Annual Threat Assessment, https://archive.dni.gov/files/ODNI/documents/assessments/ATA-2026-Unclassified-Report.pdf. Accessed July 28, 2026. 3. Tillman, C., Waranius, B. N., Van Houten, C., & Harrist, A. (2026). Cyfendus for Postexposure Prophylaxis after Inhalation Anthrax Exposures in Wyoming. NEJM Evidence, 5(7), EVIDpha2600122. doi.org. Key Highlights • MCM Q2 2026 revenue of $168M, highest Q2 revenue since 2020 • 20% of H1 MCM revenue driven by international sales/product orders • 6 contract awards and product orders received (10 YTD) ◦ Secured contract modification for ~$52.7 Million for ACAM2000® from the U.S. gov't, majority of delivery completed in June ◦ Executed contract modification for $64.5 Million for BAT® from U.S. gov't • Completed $50.4 million investment milestone payment to Ridgeback Biotherapeutics for the continued development of Ebola treatment, Ebanga® New NEJM Evidence study by Tillman et al. examines the use of the CYFENDUS vaccine for post-exposure prophylaxis following anthrax exposures in Wyoming. The study details the application of CYFENDUS in response to specific inhalation anthrax exposure events.3 The Office of the Director of National Intelligence published its “Annual Threat Assessment of the U.S. Intelligence Community” and noted “the threats of nuclear proliferation and chemical and biological warfare capabilities continue to grow.”2 Seeking to collaborate on Artificial Intelligence (AI) driven bioterrorism preparedness.

12 Q2 2026 Financial Results & Full-Year Guidance Rich Lindahl EVP, Chief Financial Officer

13 Key Financial Performance Metrics Q2 2026 vs. Q2 20251 Revenue exceeded high end of guidance based on accelerated MCM deliveries Strong profitability driven by product mix and continued YoY cost discipline Adjusted Gross Margin %2 ($ in m ill io ns ) ($ in m ill io ns ) ($ in m ill io ns ) ($ in m ill io ns ) Total Revenues 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. Adjusted EBITDA & Adjusted EBITDA Margin2 Operating Expenses (R&D and SG&A) R&D SG&A R&D SG&A $141 $234 Q2 2025 Q2 2026 $33 $97 Q2 2025 Q2 2026 49% 58% Q2 2025 Q2 2026 $56 $54 $44 $45 $12 $9 Q2 2025 Q2 2026 23% $64 41% $(2) $93 900bps

14 $141 $234 Total Revenue $126 $15 $220 $14 Total Product Sales, net All Other Revenue 1. All financial information incorporated within this presentation is unaudited. 2. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. GAAP. 3. Comprises revenues from Bioservices and Contracts and Grants revenues. Notable Revenue Elements Q2 2026 vs. Q2 20251 $68 $12 $41 $5 $52 $12 $102 $54 Naloxone Anthrax MCM Smallpox MCM Other Products Q2 2025 Q2 2026 ($ in millions) 2 3

15 Key Financial Performance Metrics YTD 2026 vs. YTD 20251 Strong YTD results driven by accelerated MCM deliveries Adjusted Gross Margin %2 ($ in m ill io ns ) ($ in m ill io ns ) ($ in m ill io ns ) ($ in m ill io ns ) Total Revenues 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. Adjusted EBITDA & Adjusted EBITDA Margin2 Operating Expenses (R&D and SG&A) R&D SG&A R&D SG&A $363 $390 YTD 2025 YTD 2026 $112 $132 YTD 2025 YTD 2026 55% 56% YTD 2025 YTD 2026 $124 $111 $96 $91 $28 $20 YTD 2025 YTD 2026 31% $20 34% $(13) $27 100bps

16 $363 $390 Total Revenue $328 $35 $365 $25 Total Product Sales, net All Other Revenue 1. All financial information incorporated within this presentation is unaudited. 2. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. GAAP. 3. Comprises revenues from Bioservices and Contracts and Grants revenues. Notable Revenue Elements YTD 2026 vs. YTD 20251 $113 $60 $147 $8 $95 $34 $166 $70 Naloxone Anthrax MCM Smallpox MCM Other Products YTD 2025 YTD 2026 ($ in millions) 2 3

17 1. All financial information incorporated within this presentation is unaudited. 2. Net Debt divided by Trailing Twelve Month Adjusted EBITDA. 3. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 4. Gross Debt and Net Debt exclude $7.9M and $32.2M of unamortized debt issuance costs as of June 30, 2026 and 2025, respectively. Continued Stable Financial Metrics During Turnaround in 20261 Cash & Liquidity YoY Material Debt Reduction3,4 Net Leverage YoY 2,3Cash flow from Operations YoY Revolver Revolver Cash Cash ($ in m ill io ns ) ($ in m ill io ns ) ($ in m ill io ns ) ($ in m ill io ns ) Gross Debt Net Debt 3,4 $700 $590 $433 $450 Q2 2025 Q2 2026 1.8x 1.9x Q2 2025 Q2 2026 $267 $140 $100 $50 Q2 2025 Q2 2026 $106 $56 QTD 2025 QTD 2026 $145M of $190M AR Balance collected through July $367 $190

EMERGENT

# YTD Capital Allocation Update

## Growth Investments

**Prioritized Focus Areas**

- International MCM growth plan
- Internal R&D investments (~$50M investment in Ebanga® milestone)
- Business development opportunities

## Debt Management

**Debt Refinancing & Reduction**

- Completed April 2026 term loan refinancing
- New $150M term loan, maturity extended to 2031
- Proceeds used to repay prior term loan
- Enhanced covenant flexibility following April 2026 refinancing

**Authorized new $75M Debt Repurchase Program**

## Share Repurchases

**Reauthorized $50M Share Repurchase Program through March 2027**

- 1.9M Shares repurchased YTD 2026 for $18M[1]
    - 1.1M Shares repurchased during Q2 2026 for $9.0M[1]
- $37.5M of reauthorized repurchase amount remains available

1. This amount is excluding the excise tax of $0.1M and $0.2M for the three months ended June 30, 2026 and six months ended June 30, 2026, respectively.

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# FY 2026 Revenue & Profitability Guidance

EMERGENT

| **METRIC** ($ in millions) | **FY 2026 as of August 5, 2026** | **Action** | **FY 2026 as of April 30, 2026** | **FY 2026 as of February 26, 2026** |
|---|---|---|---|---|
| **Total revenues** | $645 - $675 | **REVISED**[1] | $720 - $760 | $720 - $760 |
| **MCM revenues:** Flat to slightly down with meaningful contribution from international sales | | | | |
| **Commercial revenues**: Expected YoY decline of 20% - 25% | | | | |
| **Net loss**[2] | $(245) - $(225) | **REVISED**[1] | $(30) - $(10) | $(30) - $(10) |
| **Adjusted net income**[1] | $10 - $30 | **REVISED**[1] | $45 - $65 | $25 - $45 |
| **Adjusted EBITDA**[1] | $130 - $150 | **REVISED**[1] | $155 - $175 | $135 - $155 |
| **Adjusted gross margin %**[1] | 42% - 44% | **REVISED**[1] | 45% - 47% | 45% - 47% |

| **Key Assumptions** ($ and shares in millions) | **FY 2026 as of August 5, 2026** |
|---|---|
| Interest expense | ~$40 |
| R&D | ~6% of Revenues |
| SG&A | ~27% to 28% of Revenues |
| Weighted avg. fully diluted share count | ~52 |
| Stock-based compensation expense | ~$19 |
| Capex | ~$17 |
| Depreciation & amortization | ~$82 |

**Q3 Revenue Guidance:**
$110M-$130M

1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. In the first quarter of 2026 we revised our calculations of these measures to exclude the impact of stock-based compensation expense, as this is a non-cash expense that is not related to our operating performance. The updated ranges for our 2026 forecast reflect this adjustment.
2. Net Loss reflect approximately $191M non-cash impairment charge in Q2.

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20 2026 Business Outlook & Catalysts to Enable Growth Joe Papa President and Chief Executive Officer

21 Key Growth Catalysts Drive organic growth through internal R&D programs • TEMBEXA® • EBANGA® • raxibacumab We plan to invest in growth opportunities that enable sustainable and long-term growth. Exploring potential for government-funded R&D programs. Selectively evaluating strategically suitable external programs. Launch additional line extensions for naloxone business • NARCAN® Nasal Spray Carrying Case • Multipack configurations Expand international MCM orders and opportunities Accelerate growth through external business development opportunities

# Near-Term Focus Maximizes Value of Current Assets and Pipeline/R&D Opportunities

| Product/Candidate | Disease Area | Partner(s) | Stage of Development: Discovery | Preclinical | Phase 1 | Phase 2 | Phase 3 | Submission | Approved |
|---|---|---|---|---|---|---|---|---|---|
| Ebanga™* | Zaire ebolavirus | BARDA | | | | | | | ✓ |
| TEMBEXA® | Smallpox | BARDA | | | | | | | ✓ |
| TEMBEXA® | Mpox | PANTHER, Africa CDC-led | | | | ** | | | |
| raxibacumab | Anthrax | BARDA | | | | | | | ✓ |
| Vaccine Candidate | Japanese Encephalitis | Substipharm Biologics (U.S. market) | | | | | *** | | |
| CDC Category A Agent | Undisclosed | Undisclosed | | | | | | | |
| CDC Category B Agent | Undisclosed | Undisclosed | | | | | | | |
| Pan-Ebola mAB Therapeutic | Bundibugyo ebolavirus, Sudan ebolavirus, Zaire ebolavirus | AbVacc | | | | | | | |
| Pandemic Flu Vaccine | Flu vaccine candidate/platform to address pandemic flu | TBD candidate/partner selection | | | | | | | |

Current Portfolio | Active/Work Underway | Discovery-Evaluation

*Ebanga® is a trademark of RIDGEBACK BIOTHERAPEUTICS L.P.

**PANTHER, Africa CDC-led non-registrational study, "MpOx Study in Africa" (MOSA)

***IMOJEV® is a registered trademark of Substipharm, and is licensed in several countries in Asia since 2012. Exclusive distribution rights for Emergent is subject to U.S. FDA approval.

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23 • Continued to deliver on multi-year transformation plan; on track to execute on key turnaround actions, financial targets to drive our business forward • Restructuring operations to improve overall cost structure, drive efficiencies and align resourcing to current business realities • Successfully lowered interest expense and debt balance through proactive debt management activities • MCM continues to support U.S. and international partners preparedness, AI-driven bioterrorism preparedness; naloxone delivers on EBS’ mission to protect and save lives • Pursuing growth initiatives and creating shareholder value • Ongoing commitment to patient safety, quality and compliance across the enterprise Closing Remarks

24 Q&A Session Questions? Answers.

25 End Notes: Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these financial measures are considered not in conformity with GAAP (“non-GAAP financial measures”) under the United States Securities and Exchange Commission (“SEC”) rules. Specifically, we have referred to the following non- GAAP financial measures: • Adjusted Net Income • Adjusted EBITDA • Adjusted EBITDA Margin • Adjusted Gross Margin • Adjusted Gross Margin % • Net Debt • Net Leverage Ratio We define Adjusted Net Income, which is a non-GAAP financial measures, as net income (loss) excluding the impact of non-cash amortization charges, impairments, severance and restructuring costs (benefits), inventory step-up provision, acquisition and divestiture costs, loss on assets held for sale, contingent consideration milestones, changes in fair value of financial instruments, stock-based compensation expense, loss on debt extinguishment, other, net, and tax effects. In the first quarter of 2026 we revised our calculation of these measures to exclude the impact of stock-based compensation expense, as this is a non-cash expense that is not related to our operating performance. We use Adjusted Net Income to assess total Company operating performance on a consistent basis. We believe that this non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Adjusted EBITDA, which is a non-GAAP financial measure, as net income (loss) before depreciation and amortization, income taxes, total interest expense, net, impairments, inventory step-up provision, changes in fair value of financial instruments, severance and restructuring costs (benefits), acquisition and divestiture costs, loss on assets held for sale, contingent consideration milestones, stock-based compensation expense, loss on debt extinguishment, impairments, and other, net. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA divided by Total Revenues. In the first quarter of 2026 we revised our calculation of these measures to exclude the impact of stock-based compensation expense, as this is a non-cash expense that is not related to our operating performance. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry, although it may be defined differently by different companies. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provides management and investors with additional information for comparison of our operating results with the operating results of other companies.

26 End Notes: Non-GAAP Financial Measures (Continued) We define Adjusted Gross Margin, which is a non-GAAP financial measure, as Gross Margin, excluding the impact of intangible asset amortization, stock-based compensation expense, severance and restructuring costs (benefits) and inventory step-up provision. We define Adjusted Gross Margin %, which is a non-GAAP financial measure, as Adjusted Gross Margin as a percentage of Products and services sales, net. In the first quarter of 2026 we revised our calculation of these measures to exclude the impact of stock-based compensation expense, as this is a non-cash expense that is not related to our operating performance. We define Net Debt, which is a non-GAAP financial measure, as our total debt less our cash and cash equivalents. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's ability to pay its debts. We define Net Leverage Ratio, which is a non-GAAP financial measure, as our Net Debt divided by our Trailing Twelve Month Adjusted EBITDA. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's current borrowing capabilities. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com.

27 Reconciliation of Net Income (loss) to Adjusted Net Income – Q2 2026 vs. Q2 2025(1) (unaudited, $ in millions) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Source Net income (loss) $ (180.2) $ (12.0) $ (173.4) $ 56.0 Adjustments: Inventory step-up provision $ 0.2 $ — $ 0.3 $ 1.8 Cost of product and services sales, net Severance and restructuring costs (benefits) 0.5 0.5 0.7 (0.8) Cost of product and services sales, net, SG&A and R&D Stock-based compensation expense 6.9 4.6 8.8 6.1 Cost of product and services sales, net, SG&A and R&D Acquisition and divestiture costs — — — 0.2 SG&A Non-cash amortization charges 18.8 18.7 37.2 37.2 Amortization of intangible assets ("IA"), Other Income Impairments 191.3 — 191.3 — Impairment of long-lived assets Loss on assets held-for-sale 10.7 — 10.7 12.2 Other Income (Expense) Contingent consideration milestones — — (5.0) (50.0) Other Income (Expense) Changes in fair value of financial instruments (0.5) 2.9 (9.0) (6.6) Other Income (Expense) Loss on debt extinguishment 20.5 — 20.5 — Other Income (Expense) Other, net — 5.0 (0.3) (2.9) Other Income (Expense) Tax effect (37.3) (6.5) (39.0) 2.2 Total adjustments: $ 211.1 $ 25.2 $ 216.2 $ (0.6) Adjusted net income $ 30.9 $ 13.2 $ 42.8 $ 55.4 Diluted shares used in computing Adjusted net income per diluted share 51.6 54.2 51.7 56.7 Adjusted net income per diluted share $ 0.60 $ 0.24 $ 0.83 $ 0.98 (1) Amounts for fiscal year 2025 have been revised from those previously reported to reflect the exclusion of stock-based compensation expense.

28 Reconciliation of Net Income (loss) to Adjusted EBITDA and Net Income (loss) Margin to Adjusted EBITDA Margin – Q2 2026 vs. Q2 2025(1) (unaudited, $ in millions) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Net income (loss) $ (180.2) $ (12.0) $ (173.4) $ 56.0 Adjustments: Depreciation & amortization $ 24.0 $ 23.5 $ 47.5 $ 48.9 Income taxes 13.9 (4.8) 20.5 19.9 Total interest expense, net 9.2 13.4 19.4 27.4 Impairments 191.3 — 191.3 — Inventory step-up provision 0.2 — 0.3 1.8 Changes in fair value of financial instruments (0.5) 2.9 (9.0) (6.6) Severance and restructuring costs (benefits) 0.5 0.5 0.7 (0.8) Acquisition and divestiture costs — — — 0.2 Loss on assets held-for-sale 10.7 — 10.7 12.2 Contingent consideration milestones — — (5.0) (50.0) Stock-based compensation expense 6.9 4.6 8.8 6.1 Loss on debt extinguishment 20.5 — 20.5 — Other, net — 5.0 (0.3) (2.9) Total adjustments $ 276.7 $ 45.1 $ 305.4 $ 56.2 Adjusted EBITDA $ 96.5 $ 33.1 $ 132.0 $ 112.2 Total revenues $ 234.3 $ 140.9 $ 390.4 $ 363.1 Net Income (loss) margin (77) % (9) % (44) % 15 % Adjusted EBITDA margin 41% 23% 34% 31% (1) Amounts for fiscal year 2025 have been revised from those previously reported to reflect the exclusion of stock-based compensation expense.

29 Reconciliations of Total Revenues to Product and Services Sales, Net and of Gross Margin and Gross Margin % to Adjusted Gross Margin and Adjusted Gross Margin % – Q2 2026 vs. Q2 2025(1) & YTD 2026 vs. YTD 2025(1) APPENDIX Three Months Ended June 30, Six Months Ended June 30, ($ in millions) 2026 2025 2026 2025 Total revenues $ 234.3 $ 140.9 $ 390.4 $ 363.1 Contracts and grants 7.5 10.6 13.9 23.7 Product and services sales, net $ 226.8 $ 130.3 $ 376.5 $ 339.4 Cost of product and services sales, net 97.1 66.9 169.1 155.4 Intangible asset amortization 17.2 16.2 33.7 32.5 Gross margin $ 112.5 $ 47.2 $ 173.7 $ 151.5 Gross margin % 50% 36% 46% 45 % Add back: Intangible asset amortization $ 17.2 $ 16.2 $ 33.7 $ 32.5 Stock-based compensation expense 0.9 0.3 1.4 0.6 Severance and restructuring costs (benefits) 0.1 (0.1) 0.1 (1.0) Inventory step-up provision 0.2 — 0.3 1.8 Adjusted gross margin $ 130.9 $ 63.6 $ 209.2 $ 185.4 Adjusted gross margin % 58% 49% 56% 55% (1) Amounts for fiscal year 2025 have been revised from those previously reported to reflect the exclusion of stock-based compensation expense.

30 Reconciliations of Total Debt to Net Debt1 and Net Leverage Ratio 2 (unaudited, $ in millions) As of As of June 30, 2026 June 30, 2025 Total debt $ 589.7 $ 700.0 Less: Cash and cash equivalents 139.7 267.3 Net debt $ 450.0 $ 432.7 Twelve months ended Twelve months ended (unaudited, $ in millions) June 30, 2026 June 30, 2025 Net loss $ (176.8) $ 139.5 Adjustments: Depreciation & amortization $ 94.3 $ 101.3 Income taxes 30.8 51.2 Total interest expense, net 46.4 49.3 Impairments 191.3 — Inventory step-up provision 3.9 8.0 Changes in fair value of financial instruments 3.0 (5.4) Severance and restructuring costs 0.7 5.1 Acquisition and divestiture costs — 0.2 Loss (gain) on sale of business and assets held for sale 10.7 (52.1) Settlement charges, net (9.6) 11.5 Contingent consideration milestones (5.0) (80.0) Loss (gain) on debt extinguishment 32.7 (0.3) Stock-based compensation expense 18.9 12.7 Other, net (0.3) 4.1 Total adjustments $ 417.8 $ 105.6 Adjusted EBITDA $ 241.0 $ 245.1 Net Leverage Ratio 1.9 $ 1.8 1. Debt amount indicated on the Company’s balance sheet is net of unamortized debt issuance costs of $7.9M and $32.2M as of June 30, 2026 and 2025, respectively. 2. Amounts for fiscal year 2025 have been revised from those previously reported to reflect the exclusion of stock-based compensation expense.

31 Reconciliation of Net Loss to Adjusted Net Income – Full Year 2026 Forecast ($ in millions) 2026 Full Year Forecast Source Net loss $(245) - $(225) Adjustments: Inventory step-up provision $4 Cost of products and services, net Severance and restructuring costs 11 Cost of products and services, net, SG&A and R&D Stock-based compensation expense 19 COGS, R&D and SGA Non-cash amortization charges 63 Amortization of IA and Other Income (Expense) Impairments 191 Impairment of long-lived assets Loss on assets held-for-sale 11 Other Income (Expense) Contingent consideration milestones (10) Other Income (Expense) Changes in fair value of financial instruments (9) Other Income (Expense) Loss on debt extinguishment 21 Other Income (Expense) Tax effect (46) Total adjustments: $255 Adjusted net income $10 - $30

32 Reconciliation of Net Loss to Adjusted EBITDA – Full Year 2026 Forecast ($ in millions) 2026 Full Year Forecast Net loss $(245) - $(225) Adjustments: Depreciation & amortization $82 Income taxes 15 Total interest expense, net 40 Inventory step-up provision 4 Severance and restructuring costs 11 Stock-based compensation expense 19 Impairments 191 Loss on assets held-for-sale 11 Contingent consideration milestones (10) Changes in fair value of financial instruments (9) Loss on debt extinguishment 21 Total adjustments $375 Adjusted EBITDA $130 - $150

33 Reconciliations of Forecasted Total Revenues to Forecasted Product and Services Sales, Net and of Forecasted Gross Margin and Gross Margin % to Forecasted Adjusted Gross Margin and Adjusted Gross Margin % - Full Year 2026 Forecast ($ in millions) 2026 Full Year Forecast Total revenues $645 - $675 Contracts & Grants $(25) - $(25) Product and services sales, net $620 - $650 Cost of product and services sales, net $365 - $369 Intangible asset amortization 55 Gross margin $200 - $226 Gross margin % 32% - 35% Add back: Intangible asset amortization $55 Inventory step-up provision 4 Severance and restructuring costs 1 Stock-based compensation expense 3 Adjusted gross margin $263 - $289 Adjusted gross margin % 42% - 44%